EXHIBIT 10.43
AMENDED AND RESTATED
CONTINUING AGREEMENT OF GUARANTY AND SURETYSHIP
          THIS AMENDED AND RESTATED CONTINUING AGREEMENT OF GUARANTY AND SURETYSHIP (together with all amendments, extensions, restatements, renewals, substitutions and replacements hereto or hereof is hereinafter referred to as the “Guaranty”) dated as of December 31, 2009, is made by ONG MARKETING, INC., an Ohio corporation, LIGHTNING PIPELINE COMPANY, INC., an Ohio corporation, LIGHTNING PIPELINE COMPANY II, INC., an Ohio corporation (each of the foregoing, an “Existing Guarantor”), RICHARD M. OSBORNE, an individual resident of Ohio (“Osborne”, and together with each of the Existing Guarantors, each a “Guarantor” and collectively, together with any party which hereafter joins this Guaranty, the “Guarantors”) and THE HUNTINGTON NATIONAL BANK (the “Lender”).
RECITALS:
          WHEREAS, each Existing Guarantor executed and delivered in favor of the Lender a Commercial Guaranty, each dated December 9, 2008 (the “Existing Guaranties”) in connection with that certain Business Loan Agreement of even date therewith between the Orwell Natural Gas Company (the “Borrower”), Osborne, as a co-borrower, and the Lender (the “Existing Loan Agreement”) pursuant to which the Lender made certain loans and extensions of credit to the Borrower; and
     WHEREAS, pursuant to that certain Amended and Restated Loan Agreement (as it may hereafter from time to time be further restated, amended, modified or supplemented, the “Credit Agreement”) dated as of even date herewith by and among the Lender, the Borrower, the Existing Guarantors and Osborne, not as a co-borrower but as an additional Guarantor thereunder, parties thereto have amended and restated the Existing Loan Agreement, pursuant to which the Lender agrees to continue to make certain loans and other extensions of credit to the Borrower; and
     WHEREAS, the obligation of the Lender to continue to make loans and extend credit under the Credit Agreement is subject to the condition, among others, that the Existing Guarantors amend and restate the Existing Guaranty as set forth in this Guaranty and that Osborne join as a Guarantor party hereto; and
          WHEREAS, the Borrower and each Guarantor are engaged in related businesses and/or have related economic interests, and the ability of the Borrower to borrow under the Credit Agreement is expected to be of direct and indirect material benefit to each Guarantor; and
          WHEREAS, each Guarantor has determined, reasonably and in good faith, that (a) such Guarantor will receive a material benefit from being a guarantor and surety of the Indebtedness of the Borrower under the Credit Agreement, (b) such Guarantor has adequate capital to conduct such Guarantor’s business as presently conducted and as proposed to be conducted, (c) such Guarantor will be able to meet such Guarantor’s obligations hereunder and in respect of such Guarantor’s existing and future Indebtedness and liabilities (contingent or otherwise) as and when the same shall become due and payable, including those under this Guaranty, and (d) such Guarantor is otherwise Solvent; and
          WHEREAS, each Guarantor has determined that the execution and delivery of this Guaranty is in furtherance of such Guarantor’s business purposes and in such Guarantor’s best interests, having regard to all relevant facts and circumstances.
          NOW, THEREFORE, in consideration of the premises (each of which is incorporated herein by reference), other good and valuable consideration, the receipt and sufficiency of which by each Guarantor are hereby acknowledged, and with the intent of being legally bound hereby, each Guarantor, jointly and severally, hereby agrees as follows:
ARTICLE I
DEFINITIONS
     1.1 Definitions. Capitalized terms used herein as defined terms and not defined herein which are defined in the Credit Agreement shall have the meanings given them in the Credit Agreement. In addition, the following terms as used herein shall have the following meanings:
          “Final Payment” shall mean the occurrence of all of the following events: (i) the indefeasible payment in full of all of the Obligations, (ii) the absence of any obligation on the part of the Lender to make any advances to the Borrower, and (iii) the expiration or termination of all Letters of Credit.
          “Obligations” shall have the meaning set forth in the Credit Agreement.
ARTICLE II
GUARANTY
     2.1 Guaranty. (a) Each Guarantor, jointly and severally, hereby unconditionally, absolutely and irrevocably guarantees to the Lender, and becomes surety for, the complete, due and punctual payment of the Obligations, and for the complete, due and punctual performance by the Borrower of each of the other terms and provisions of the Credit Agreement, the Notes and the other Loan Documents as and when the same shall become due (whether at maturity, by acceleration or otherwise) according to the terms thereof. This is a guaranty of payment and not a guaranty of collection. In case of failure by the Borrower punctually to pay the Indebtedness guaranteed hereby, each Guarantor, jointly and severally, hereby unconditionally agrees to cause such payment to be made punctually as and when the same shall become due and payable, whether at maturity or by acceleration or otherwise, and as if such payment was made by the Borrower. The Lender shall not be required, as a condition of the liability of any Guarantor, to make any demand upon, or to pursue any of the rights of the Lender against the Borrower, or to pursue any rights which may be available to the Lender, with respect to any other Person who may be liable for the payment of any Indebtedness or obligation of the Borrower to the Lender. This Guaranty shall remain in full force and effect until Final Payment has occurred.

          (b) Each Guarantor agrees that whenever, at any time or from time to time, such Guarantor shall make any payment to the Lender on account of the liability of such Guarantor hereunder, such Guarantor will notify the Lender in writing that such payment is made under this Guaranty for such purpose.
          (c) No payment or payments made by the Borrower, any Guarantor, any other guarantor or any other Person or received or collected by the Lender from the Borrower, such Guarantor or any other Guarantor, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application, at any time or from time to time, in reduction of or in payment of the Obligations, shall be deemed to modify, reduce, release or otherwise affect the liability of such Guarantor or any other Guarantor hereunder which shall, notwithstanding any such payment or payments other than payments made by such Guarantor in respect of the Obligations (in accordance with the terms and provisions hereof) or payments received or collected from such Guarantor in respect of the Obligations, remain liable for the Obligations until Final Payment has occurred.
     2.2 Guarantees Absolute and Unconditional. The Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Guaranty; all dealings between the Borrower or any Guarantor, on the one hand, and the Lender, on the other hand, shall likewise be conclusively presumed to have been had or consummated in reliance upon this Guaranty; and each Guarantor waives any and all notice of and proof of reliance by the Lender, upon this Guaranty or acceptance of this Guaranty. The obligations of each Guarantor under this Guaranty shall be continuing, unconditional, irrevocable and absolute and shall be independent of any obligations of the Borrower and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by any of the following matters and no right or remedy of the Lender shall be in any way prejudiced or adversely affected by any of the following matters (whether or not the Lender shall make any reservation of rights against, give or attempt to give any notice to, or request or obtain any further assent of any Guarantor with respect to any of the following matters):
          (a) any extension, renewal, settlement, compromise, waiver or release in respect of any of the Obligations or any other obligation of the Borrower under the Notes, the Credit Agreement or any other Loan Document;
          (b) any modification or amendment of or supplement to the Notes, the Credit Agreement or any other Loan Document;
          (c) any modification, amendment, waiver, release, compromise, non-perfection or invalidity of any direct or indirect security, or of any guarantee or other liability of any third party, for any of the Obligations or any other obligation of the Borrower under the Notes, the Credit Agreement or any other Loan Document;
          (d) any change in the corporate or other existence, structure or ownership of any Guarantor or the Borrower, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Borrower or its assets (irrespective of any release or deferral of the liability of any Guarantor to pay all or any part Obligations or any of the Borrower’s other obligations under the Notes, the Credit Agreement or any other Loan Document pursuant to any such insolvency, bankruptcy or other similar proceeding);
          (e) the existence of any claim, set-off or other rights which any Guarantor may have at any time against the Borrower, the Lender or any other Person, whether or not arising in connection with this Guaranty, the Obligations, the Notes, the Credit Agreement or any other Loan Document;
          (f) any invalidity or unenforceability relating to or against the Borrower for any reason of the Credit Agreement, the Notes or any other Loan Document, or any provision of applicable law or regulation purporting to prohibit the payment by the Borrower of the Obligations or any other amount payable by the Borrower under the Notes, the Credit Agreement or any other Loan Document;
          (g) any invalidity or unenforceability relating to or against the Borrower for any reason of its obligations and liabilities under the Credit Agreement, the Notes or any other Loan Document;
          (h) any other act or failure to act or delay of any kind by the Borrower, the Lender or any other Person or any other circumstance whatsoever that might, but for the provisions of this paragraph, constitute a legal or equitable discharge of the obligations of any Guarantor under this Guaranty;
          (i) the existence of, or any execution on or attachment of, or any failure by the Lender to resort to, any other security or any other rights held or hereafter held or to be held by the Lender to secure any or all of the Obligations or other obligations of the Borrower under the Credit Agreement, the Notes or any other Loan Document or any judgment obtained by the Lender.
          (j) any demand for payment of any of the Obligations is rescinded by the Lender and any of the Obligations continued; or
          (k) the refusal or failure (whether intentional, negligent or otherwise) of the Lender or any agent of the Lender to protect, secure, perfect, continue, maintain or insure any lien at any time held by it as security for the Obligations or any other obligations of the Borrower under the Notes, the Credit Agreement or any other Loan Document (including this Guaranty) or any property subject thereto.
     2.3 Discharge; Reinstatement in Certain Circumstances. Guarantors’ obligations under this Guaranty shall remain in full force and effect until Final Payment has occurred. If at any time any payment (or part thereof) of any of the Obligations is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, the Guarantors’ obligations under this Guaranty with respect to such payment shall be reinstated at such time as though such payment had become due but had not been made at such time.
     2.4 Right of Set-off. Upon any or all of the Obligations becoming due and payable (whether at the stated maturity, by acceleration or otherwise), the Lender is hereby irrevocably authorized by each Guarantor at any time and from time to time, without prior notice to such Guarantor, any such prior notice being hereby waived by such Guarantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Lender to or for the credit or the account of such Guarantor, or any part thereof in such amounts, not to exceed the amount then due, as the Lender may elect, whether or not the Lender has made any demand for payment and although such liabilities may be contingent or unmatured. The Lender shall notify such Guarantor of any such set-off made by the Lender and the application made by the Lender of the proceeds thereof; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Lender hereunder are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Lender may have.
     2.5 No Subrogation. Notwithstanding any payment or payments made by any Guarantor hereunder, or any set-off or application of funds of any Guarantor by the Lender, no Guarantor shall be entitled to be subrogated to any of the rights of the Lender against the Borrower or against any collateral security or guaranty or right of offset held by the Lender for the payment of the Obligations, nor shall any Guarantor seek any contribution or reimbursement from the Borrower in respect of any payments (or any parts thereof) made by such Guarantor hereunder until Final Payment has occurred. Each Guarantor hereby irrevocably, unconditionally and absolutely waives and agrees not to exercise or claim any rights which such Guarantor may acquire or claim by way of subrogation, contribution, reimbursement or indemnity with respect to any payments made or performance by such Guarantor hereunder or under any other Loan Document until Final Payment has occurred.
     2.6 Waiver. Each Guarantor irrevocably waives acceptance hereof, presentment, demand, protest and any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against the Borrower or any other Person. Each Guarantor also waives any notice of the creation, incurrence, renewal, extension or accrual of any of the Obligations or any other Indebtedness or obligation of the Borrower to the Lender. Each Guarantor also waives presentment and any notices with respect to any evidence of Indebtedness of the Borrower to the Lender and, until the Lender shall have been paid in full, any right the undersigned might otherwise have to the marshalling of any assets of the Borrower. Without limiting the generality of the foregoing, each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or such Guarantor with respect to any of the Obligations.
     2.7 Stay of Acceleration. If acceleration of the time for payment of any amount payable by the Borrower with respect to the Obligations is stayed upon the insolvency, bankruptcy or reorganization of the Borrower, all such amounts otherwise subject to acceleration under the terms of the Credit Agreement shall nonetheless be payable by the Guarantors hereunder forthwith on written demand by the Lender.
     2.8 Assignment or Transfer; Waiver. Each Guarantor covenants and agrees that: (a) this Guaranty shall continue to be binding and in full force and effect notwithstanding (i) any transfer or assignment by the Borrower of the obligations under the Credit Agreement, the Notes or the other Loan Documents to any permitted holder of the Obligations or (ii) any transfer or assignment of the benefit of this Guaranty to any Person; and (b) such Guarantor shall waive each and all of such Guarantor’s rights (whether legal, equitable, statutory or otherwise) as surety which may at any time be inconsistent with this Guaranty or in any way restrict or prejudicially affect the rights, remedies or recourse of the Lender hereunder.
     2.9 Payments; Application of Moneys. Each Guarantor hereby agrees that all payments hereunder will be paid to the Lender without set-off or counterclaim in Dollars at the office of the Lender at Centre City Tower, Suite 1000, 650 Smithfield Street, Pittsburgh, Pennsylvania 15222. Any amounts received by the Lender from any Guarantor shall be deemed to reduce the obligations of the Guarantors hereunder only as provided herein and, in any case, only to the extent of the amounts actually received by the Lender after deduction of all costs and expenses of and related to obtaining payment thereof.
     2.10 Manner of Dealing. The Lender, without notice to the Guarantors, shall have the right to deal in any manner it shall see fit with any Indebtedness (including the Obligations) of the Borrower to the Lender and with any security or guaranty for such Indebtedness, and, without limiting the foregoing, may accept partial payments on account of any Indebtedness or obligation of the Borrower (including the Obligations), and may grant extensions or renewals of all or any part of any such Indebtedness, and may, at any time and from time to time, release all or any part of the security or guaranty for, and demand or receive additional security or guaranty for, any such Indebtedness or obligation of the Borrower.
     2.11 Release of Other Guarantors; Release of Collateral.
          (a) The Lender, may, without notice to the Guarantors, and without prejudice to this Guaranty, release and discharge from liability any other Guarantors or other guarantor of, or surety for, the payment of any Indebtedness or obligation of the Borrower to the Lender and each Guarantor agrees to remain bound hereby notwithstanding.
          (b) The Lender may, without notice to the Guarantors, and without prejudice to this Guaranty, release and discharge any collateral granted or assigned to the Lender to secure the payment of any Indebtedness or obligation of the Borrower to the Lenders and each Guarantor agrees to remain bound hereby notwithstanding.
     2.12 Additional Default Under Agreement. Each Guarantor hereby acknowledges and agrees that any violation by such Guarantor of the terms, conditions, representations, warranties, covenants and agreements herein set forth shall constitute an Event of Default under the terms of the Credit Agreement.
     2.13 Severability; Modification to Conform to Law.
          (a) It is the intention of the parties that this Guaranty be enforceable to the fullest extent permissible under applicable law, but that the unenforceability (or modification to conform to such law) of any provision or provisions hereof shall not render unenforceable, or impair, the remainder hereof. If any provision in this Guaranty shall be held invalid or unenforceable in whole or in part, this Guaranty shall be deemed amended to modify or delete, as necessary, the offending provision or provisions and to alter the bounds thereof in order to render it or them valid and enforceable to the maximum extent permitted by applicable law, without in any manner affecting the validity or enforceability of the remaining provisions hereof.
          (b) Without limitation of the preceding subsection (a), to the extent that applicable law (including applicable laws pertaining to fraudulent conveyance or fraudulent or preferential transfer) otherwise would render the full amount of any Guarantor’s obligations hereunder invalid, voidable, or unenforceable on account of the amount of such Guarantor’s aggregate liability under this Guaranty, then, notwithstanding any other provision of this Guaranty to the contrary, the aggregate amount of such liability shall, without any further action by the Lender or any other Person, be automatically limited and reduced to the highest amount which is valid and enforceable as determined in such action or proceeding.
          (c) Notwithstanding anything to the contrary in this Section 2.13 or elsewhere in this Guaranty, this Guaranty shall be presumptively valid and enforceable to its full extent in accordance with its terms, as if this Section 2.13 (and references elsewhere in this Guaranty to enforceability to the fullest extent permitted by law) were not a part of this Guaranty, and in any related litigation the burden of proof shall be on the party asserting the invalidity or unenforceability of any provision hereof or asserting any limitation on any Guarantor’s obligations hereunder as to each element of such assertion.
ARTICLE III
REPRESENTATIONS AND WARRANTIES
          Each Guarantor represents and warrants to the Lender as follows.
     3.1 Solvency. After giving effect to the incurrence of the Indebtedness pursuant to this Guaranty and to the transactions contemplated by this Guaranty, the Credit Agreement, the Notes and the other Loan Documents, and the payment of all estimated legal and other fees related hereto and thereto, such Guarantor is Solvent as of and on the Closing Date and at all times thereafter.
     3.2 Review of Documents. Each Guarantor hereby represents and warrants that such Guarantor has reviewed the Credit Agreement, the Notes and the other Loan Documents and, after consultation with legal counsel, acknowledges and consents to the terms of each.
ARTICLE IV
INDEMNIFICATION
     4.1 Indemnification by Guarantors. Each Guarantor hereby agrees to indemnify the Lender, and any of its directors, officers, employees, attorneys, agents and Affiliates (each of the foregoing an “Indemnified Person”) against, and hold each of them harmless from, any loss, liabilities, damages, claims, costs and expenses (including reasonable attorneys’ fees and disbursements) suffered or incurred by any Indemnified Person (except those caused by such Indemnified Person’s gross negligence or willful misconduct) arising out of or resulting from (i) any breach by such Guarantor of such Guarantor’s obligations hereunder, or (ii) any investigation or litigation relating to the foregoing. The indemnity set forth in this Section 4.1 shall be in addition to any other obligations or liabilities of the Guarantors to the Lender, or at common law or otherwise. The provisions of this Section 4.1 shall survive the payment of the Obligations and the termination of the Credit Agreement and the other Loan Documents.
ARTICLE V
MISCELLANEOUS
     5.1 Notices. All notices, statements, requests and demands given to or made upon any party hereto in accordance with the provisions of this Guaranty shall be given or made as provided in Section 10.3 [Notices] of the Credit Agreement.
     5.2 No Waiver. No failure or delay by the Lender in exercising any right, power or privilege under this Guaranty, the Credit Agreement, the Notes or any other Loan Document shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein and therein provided shall be cumulative and not exclusive of any rights or remedies provided by law.
     5.3 Amendments and Waivers. Any provision of this Guaranty may be amended or waived if, and only if, such amendment or waiver is in writing and is signed by the Guarantors and Lender, as more fully set forth in Section 10.1 [Amendments and Waivers] of the Credit Agreement. Any such amendment or waiver which complies with the provisions of this Section 5.3 shall be limited to the matters set forth in amendment or waiver.
     5.4 Additional Guarantors. Upon the execution and delivery by any other Person of a joinder to this Guaranty as contemplated by the Credit agreement, such Person shall become a “Guarantor” hereunder with the same force and effect as if such Person were originally a party to this Guaranty and named as a “Guarantor” hereunder. The execution and delivery of any such joiner to this Guaranty shall not require the consent of any other Guarantor hereunder, and the rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Guaranty.
     5.5 CONSENT TO JURISDICTION AND VENUE. EACH GUARANTOR AGREES THAT ANY ACTION OR PROCEEDING ARISING OUT OF OR IN CONNECTION WITH THIS GUARANTY SHALL BE COMMENCED IN THE COURT OF COMMON PLEAS OF LAKE COUNTY, OHIO OR IN THE DISTRICT COURT OF THE UNITED STATES FOR THE NORTHERN DISTRICT OF OHIO AND FURTHER AGREES THAT A SUMMONS AND COMPLAINT COMMENCING AN ACTION OR PROCEEDING IN ANY OF SUCH COURTS SHALL BE PROPERLY SERVED AND SHALL CONFER PERSONAL JURISDICTION IF SERVED PERSONALLY OR BY CERTIFIED MAIL TO SUCH GUARANTOR AT SUCH GUARANTOR’S ADDRESS DESIGNATED PURSUANT HERETO, OR AS OTHERWISE PROVIDED UNDER THE LAWS OF THE STATE OF OHIO. FURTHER, EACH GUARANTOR HEREBY SPECIFICALLY CONSENTS TO THE PERSONAL JURISDICTION OF THE COURT OF COMMON PLEAS OF LAKE COUNTY, OHIO AND OF THE DISTRICT COURT OF THE UNITED STATES FOR THE NORTHERN DISTRICT OF OHIO, AND WAIVES AND HEREBY ACKNOWLEDGES THAT SUCH

GUARANTOR IS ESTOPPED FROM RAISING ANY OBJECTION BASED ON FORUM NON CONVENIENS, ANY CLAIM THAT ANY SUCH COURTS LACK PROPER VENUE OR ANY CLAIM THAT ANY SUCH COURT LACKS PERSONAL JURISDICTION OVER SUCH GUARANTOR SO AS TO PROHIBIT ANY SUCH COURT FROM ADJUDICATING ANY ISSUES RAISED IN A COMPLAINT FILED WITH ANY SUCH COURT AGAINST SUCH GUARANTOR BY THE LENDER CONCERNING THIS GUARANTY OR ANY PAYMENT TO THE LENDER. EACH GUARANTOR HEREBY ACKNOWLEDGES AND AGREES THAT THE EXCLUSIVE CHOICE OF FORUM CONTAINED IN THIS SECTION 5.5 SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT OF ANY JUDGMENT OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION UNDER THE LOAN DOCUMENTS TO ENFORCE THE SAME IN ANY APPROPRIATE JURISDICTION.
     5.6 Amendment and Restatement; No Novation, Etc. This Guaranty hereby amends and restates, in their entirety, the Existing Guaranty Agreements made in favor of the Lender by the parties thereto, and the parties hereto agree that this Guaranty is not intended to constitute, nor does it constitute, an interruption, suspension of continuity, satisfaction, discharge of prior duties, novation, or termination of the indebtedness, liabilities, expenses, or obligations under the Existing Loan Agreement, and as the Existing Loan Agreement has been amended and restated by the Credit Agreement, or the Existing Guaranty Agreements. Each Guarantor and the Lender acknowledge and agree that each of the Existing Guaranty Agreements has continued to guaranty the indebtedness, loans, liabilities, expenses, and obligations under the Existing Loan Agreement, and as the Existing Loan Agreement has been amended and restated by the Credit Agreement, since the respective date of execution of each of the Existing Guaranty Agreements; and that this Guaranty is entitled to all rights and benefits originally pertaining to each of the Existing Guaranty Agreements.
     5.7 Power to Confess Judgment. Each Guarantor hereby irrevocably authorizes any attorney-at-law, including an attorney employed by or retained and paid by the Lender, to appear in any court of record in or of the State of Ohio, or in any other state or territory of the United States, at any time after the Loans or any of the other Obligations become due, whether by acceleration or otherwise, to waive the issuing and service of process and to confess a judgment against each Guarantor in favor of the Lender, and/or any assignee or holder hereof for the amount of the Loans and any of the Obligations then appearing due from any Guarantor under this Guaranty, together with costs of suit and thereupon to release all errors and waive all right of appeal or stays of execution in any court of record. Each Guarantor hereby expressly (i) waives any conflict of interest of the attorney(s) retained by the Lender to confess judgment against each Guarantor upon this Guaranty, and (ii) consents to the receipt by such attorney(s) of a reasonable legal fee from the Lender for legal services rendered for confessing judgment against any Guarantor upon this Guaranty. A copy of this Guaranty, certified by the Lender, may be filed in each such proceeding in place of filing the original as a warrant of attorney.
Each Guarantor acknowledges that it has read and understood all the provisions of this Guaranty, including the confession of judgment and waiver of jury trial, and has been advised by counsel as necessary or appropriate.

     5.8 Severability. Whenever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law but if any provision of this Guaranty, or any part of such provision, shall be prohibited by or invalid under applicable law, such provision or part thereof shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Guaranty.
     5.9 Successors and Assigns. All of the provisions of this Guaranty shall be binding upon the Guarantors, and their respective heirs, personal representatives, successors and assigns, and shall inure to the benefit of the Lender, and its successors and assigns; provided however, that no Guarantor may assign such Guarantor’s obligations under this Guaranty without the prior written consent of the Lender.
     5.10 Gender, Number. Whenever required by the context of this Guaranty, the singular shall include the plural, and vice versa, and the masculine and feminine genders shall include the neuter gender and vice versa.
     5.11 Headings. The headings of the articles and sections of this Guaranty are inserted for convenience only and shall not affect the construction hereof or be taken into consideration in the interpretation hereof or be deemed to constitute a part hereof.
     5.12 Counterparts. This Guaranty may be executed in as many counterparts as shall be convenient, each of which when executed by the Guarantors shall be regarded as an original. All such counterparts shall constitute but one and the same instrument. In proving this Guaranty, it shall not be necessary to produce or account for more than one such counterpart signed by the other party against whom enforcement is sought. Delivery of an executed counterpart of a signature page to this Guaranty by telecopier shall be as effective as delivery of a manually executed counterpart of this Guaranty.
     5.13 Collection Costs. The Guarantors, jointly and severally, agrees to pay attorneys’ fees and all other costs and expenses which may be incurred by the Lender in the enforcement of this Guaranty.
     5.14 Integration. This Guaranty constitutes the entire agreement between the parties relating to the guarantee of the Obligations by the Guarantors and this Guaranty supersedes all prior understandings and agreements, whether written or oral, between the parties hereto relating to the transactions provided for herein.
     5.15 GOVERNING LAW. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF OHIO, WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICT OF LAWS, EXCEPTING APPLICABLE FEDERAL LAW AND EXCEPT ONLY TO THE EXTENT PRECLUDED BY THE MANDATORY APPLICATION OF THE LAW OF ANOTHER JURISDICTION.
     5.16 Survival. All representations, warranties, covenants and agreements of the Guarantor contained herein or in the other Loan Documents or made in writing in connection herewith shall survive the execution and delivery of this Guaranty and the issuance of the Notes and shall continue in full force and effect in until Final Payment has occurred, notwithstanding that at any time or from time to time prior thereto the Borrower may be free from any Obligations. The obligations of the Guarantors under Sections 2.5, 4.1, 5.13 and 5.17 shall survive the termination of this Guaranty and the discharge of the other obligations of the Guarantors hereunder, and any other Loan Documents to which any Guarantor is a party, and shall also survive Final Payment.
     5.17 Taxes and Fees. The Guarantors, jointly and severally, shall pay any and all stamp, document, transfer and recording taxes, filing fees and similar impositions payable or hereafter determined by the Lender to be payable in connection with this Guaranty and the other Loan Documents to which the Guarantors are a party. Each Guarantor agrees to save the Lender harmless from and against any and all present and future claims or liabilities with respect to, or resulting from, any delay in paying or failure to pay any such taxes or similar impositions.
     5.18 WAIVER OF JURY TRIAL. EACH GUARANTOR HEREBY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY COURT AND IN ANY ACTION OR PROCEEDING OF ANY TYPE IN WHICH SUCH GUARANTOR, THE LENDER OR ANY OF THEIR RESPECTIVE SUCCESSORS OR ASSIGNS IS A PARTY, AS TO ALL MATTERS AND THINGS ARISING OUT OF THIS GUARANTY.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

[SIGNATURE PAGE TO AMENDED AND RESTATED
CONTINUING AGREEMENT OF GUARANTY AND SURETYSHIP]
          IN WITNESS WHEREOF, with intent to be legally bound hereby, and with the further intention that this Amended and Restated Continuing Agreement of Guaranty and Suretyship shall constitute a sealed instrument, each Guarantor has caused this Continuing Agreement of Guaranty and Suretyship to be duly executed by such Guarantor, by its authorized officer as applicable, as of the date first above written.
     WARNING-BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

ONG MARKETING, INC.
By:	/s/ Richard M. Osborne		(Seal)
	Name:	Richard M. Osborne
	Title:	Chairman

LIGHTNING PIPELINE COMPANY, INC.
By:	/s/ Richard M. Osborne		(Seal)
	Name:	Richard M. Osborne
	Title:	Chairman/CEO

LIGHTNING PIPELINE COMPANY II, INC.
By:	/s/ Richard M. Osborne		(Seal)
	Name:	Richard M. Osborne
	Title:	Chairman/CEO

/s/ Richard M. Osborne
RICHARD M. OSBORNE

[SIGNATURE PAGE TO AMENDED AND RESTATED
CONTINUING AGREEMENT OF GUARANTY AND SURETYSHIP]

THE HUNTINGTON NATIONAL BANK
By:	/s/ Bruce G. Shearer
	Name:	Bruce G. Shearer
	Title:	Senior Vice President